Exhibit 99.2


            SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

      The following unaudited pro forma financial information gives effect to the acquisition of the Target REITs by five wholly-owned acquisition subsidiaries of FSP Corp., which was consummated on April 30, 2006.

      The unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. and the Target REITs. The pro forma consolidated balance sheets have been presented as if the mergers occurred as of December 31, 2005. The pro forma consolidated statements of income for the year ended December 31, 2005 and the consolidated pro forma statements of cash flow for the year ended December 31, 2005 are presented as if the mergers occurred at the beginning of the period presented.

      Certain balances in the Target REIT financial statements have been reclassified to conform to FSP Corp.'s presentation.

      The unaudited pro forma financial information has been derived from the consolidated financial statements of FSP Corp. and the Target REITs and should be read in conjunction with those financial statements and notes, the accompanying notes and for FSP Corp., "Management's Discussion and Analysis of Financial Information and Results of Operations," which are included in this current report on Form 8-K and in FSP Corp.'s Annual Report on Form 10-K for the year ended December 31, 2005.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the combined company's actual financial position or results of operations would have been as of the date or for the period indicated, nor do they purport to represent the combined company's financial position or results of operations as of or for any future period.

                        Franklin Street Properties Corp.
            Combining Condensed Consolidated Pro Forma Balance Sheets
                               For the Year Ended
                                December 31, 2005
                                   (Unaudited)

                                                            Pro Forma                Historical
                                              Historical    Adjustment   Adjusted      Target       Pro Forma
(in thousands)                                 FSP Corp.       (i)       FSP Corp.    REITs(k)     Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------------------------------------

Assets:
Real estate assets, net                        $ 552,597     $(36,110)   $ 516,487    $ 160,833    $ 46,795(c)(d1)    $ 724,115
Acquired real estate leases, net                  30,952         (772)      30,180        4,762      13,769(d2)          48,711
Investment in non-consolidated REITs               5,006           --        5,006           --      (4,130)(d3)            876
Assets held for syndication                           --           --           --           --          --                  --
Assets held for sale                               6,631       37,451       44,082           --          --              44,082
Cash and cash equivalents                         69,715           --       69,715       18,902        (633)(b)          85,783
                                                                                --                     (960)(c)
                                                                                                      (1,241)(q)
Restricted cash                                      461           --          461          168          --                 629
Tenant rents receivable, net                       1,447           --        1,447          308          --               1,755
Straight line rents receivable, net                5,765         (569)       5,196        1,791      (1,791)(n)           5,196
Prepaid expenses                                     805           --          805          300          --               1,105
Other assets                                       1,199           --        1,199           --          --               1,199
Office computers & furniture, net                    311           --          311           --          --                 311
Deferred leasing commissions, net                  2,284           --        2,284          771        (771)(o)           2,284
------------------------------------------------------------------------------------------------------------------------------------

Total assets                                   $ 677,173     $     --    $ 677,173    $ 187,835    $ 51,038           $ 916,046
====================================================================================================================================

Liabilities and stockholders' equity:
Liabilities:
Bank note payable                              $      --     $     --    $      --    $      --    $     --           $      --
Accounts payable and accrued expenses             11,583           --       11,583        3,906          --              15,489
Accrued compensation                               1,891           --        1,891           --          --               1,891
Distribution payable                                  --           --           --           --       4,052(m)            4,052
Tenant security deposits                           1,293           --        1,293          168          --               1,461
Acquired unfavorable real estate leases, net         823           --          823           --         220(d4)           1,043
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 15,590           --       15,590        4,074       4,272              23,936
------------------------------------------------------------------------------------------------------------------------------------

Stockholders' Equity:
Preferred stock                                       --           --           --           --          --                  --
Common stock                                           6           --            6           --           1(f)                7
Additional paid in capital                       677,397           --      677,397      203,161      28,606(f)          907,923
                                                                                                     (1,241)(q)
Treasury stock                                   (14,008)          --      (14,008)          --          --             (14,008)
Earnings(distributions) in excess of
   accumulated earnings/distributions             (1,812)          --       (1,812)     (19,400)     19,400(p)           (1,812)
------------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                       661,583           --      661,583      183,761      46,766             892,110
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity     $ 677,173     $     --    $ 677,173    $ 187,835    $ 51,038           $ 916,046
====================================================================================================================================

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                               For the Year Ended
                                December 31, 2005
                                   (Unaudited)

                                                                      2005 Merger             Historical
                                                         Pro Forma     Pro Forma                Target
                                            Historical  Adjustments   Adjustment    Adjusted    REITS     Pro Forma
(in thousands, except per share amounts)     FSP Corp.      (i)           (j)      FSP Corp.     (l)      Adjustments     Pro Forma
------------------------------------------------------------------------------------------------------------------------------------

Revenue:
     Rental income                           $ 75,896     $(6,637)     $6,555     $ 75,814     $25,643   $(1,718)(d5)   $ 99,739
Related party revenue:
     Syndication fees                           9,268          --          --        9,268          --        --           9,268
     Transaction fees                           9,412          --          --        9,412          --        --           9,412
     Management fees and interest on loans      1,807          --          --        1,807          --      (264)(e)       1,543
     Other                                         10          --          --           10          --        --              10
------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                  96,393      (6,637)      6,555       96,311      25,643    (1,982)        119,972
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Rental operating expenses                 17,350      (1,612)      1,555       17,293       5,090      (264)(e)      22,119
     Real estate taxes and insurance           10,105        (488)        818       10,435       3,602        --          14,037
     Depreciation and amortization             15,927      (1,064)      1,648       16,511       5,230       999(d6)      24,466
                                                                                                           1,726(d7)
     Selling, general and administrative        7,452          --          --        7,452          --       633(b)        8,085
     Commissions                                5,005          --          --        5,005          --        --           5,005
     Interest                                   2,997          --          --        2,997          --        --           2,997
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                 58,836      (3,164)      4,021       59,693      13,922     3,094          76,709
------------------------------------------------------------------------------------------------------------------------------------

Income(loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties           37,557      (3,473)      2,534       36,618      11,721    (5,076)         43,263
   Interest Income                              1,588          --         112        1,700         384        --           2,084
   Equity in income of non-consolidated
     REITs                                      1,397          --          --        1,397          --      (248)(g)       1,149
   Taxes on income(a)                            (422)         --          --         (422)         --        --            (422)
Income from discontinued operations             4,503       3,473          --        7,976          --        --           7,976
   Gain on sale of properties                  30,493          --          --       30,493          --        --          30,493
------------------------------------------------------------------------------------------------------------------------------------
Net income                                   $ 75,116     $    --      $2,646     $ 77,762     $12,105   $(5,324)       $ 84,543
====================================================================================================================================

Weighted average shares outstanding,
     basic and diluted                         56,847          --       3,612       60,459          --    10,972(f)       71,431
------------------------------------------------------------------------------------------------------------------------------------

Income per share attributable to:
   Continuing operations                     $   0.70     $    --      $   --     $   0.65     $    --   $    --        $   0.64
   Discontinued operations                       0.08          --          --     $   0.14          --        --        $   0.11
   Gain on sale of properties, net               0.54          --          --     $   0.50          --        --        $   0.43
------------------------------------------------------------------------------------------------------------------------------------
Basic and diluted net income per share       $   1.32     $    --      $   --     $   1.29     $    --   $    --        $   1.18
====================================================================================================================================

                        Franklin Street Properties Corp.
       Combining Condensed Consolidated Pro Forma Statements of Cash Flow
                               For the Year Ended
                                December 31, 2005
                                   (Unaudited)

                                                                  2005 Merger                Historical
                                                      Historical   Pro Forma     Adjusted   Target REITS    Pro Forma
(in thousands)                                        FSP Corp.    Adjustment   FSP Corp.        (r)       Adjustments     Pro Forma
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
Net income                                             $ 75,116     $ 2,646     $ 77,762      $ 12,105     $(5,324)        $ 84,543
Adjustments to reconcile net income to net
     cash provided by operating activities:
   Depreciation and amortization expense                 17,937       1,648       19,585         5,230       2,725(d6,d7)    27,540
   Amortization of above market lease                     4,310       1,368        5,678         1,304       1,718(d5)        8,700
   Gain on sale of real estate assets                   (30,493)         --      (30,493)           --          --          (30,493)
   Equity in earnings of non-consolidated REITs          (1,418)         --       (1,418)           --         248(g)        (1,170)
   Distributions from non-consolidated REITs              1,217          --        1,217            --        (361)(h)          856
   Increase to bad debt reserve                              --          --           --            --          --               --
   Shares issued as compensation                             31          --           31            --          --               31
Changes in operating assets and liabilities:
   Restricted cash                                          572          --          572           118          --              690
   Tenant rent receivables, net                            (678)         --         (678)         (202)         --             (880)
   Straight-line rents, net                              (1,692)       (115)      (1,807)         (388)         --           (2,195)
   Prepaid expenses and other assets, net                   586          --          586             3          --              589
   Accounts payable, accrued expenses & other items        (200)         --         (200)           15          --             (185)
   Accrued compensation                                   1,186          --        1,186            --          --            1,186
   Tenant security deposits                                 260          --          260          (118)         --              142
Payment of deferred leasing commissions                  (1,560)         --       (1,560)          (10)         --           (1,570)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) operating activities     65,174       5,547       70,721        18,057        (994)          87,784
------------------------------------------------------------------------------------------------------------------------------------

                        Franklin Street Properties Corp.
 Combining Condensed Consolidated Pro Forma Statements of Cash Flow, (Continued)
                               For the Year Ended
                                December 31, 2005
                                   (Unaudited)

                                                                  2005 Merger                Historical
                                                      Historical   Pro Forma     Adjusted   Target REITS    Pro Forma
(in thousands)                                        FSP Corp.    Adjustment   FSP Corp.        (r)       Adjustments     Pro Forma
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Cash from issuance of common stock
      in the merger                                      10,621         --         10,621           --            --         10,621
   Purchase of real estate assets and
      office computers and furniture,
      capitalized merger costs                          (75,988)        --        (75,988)         (16)         (960)(c)    (76,964)
   Acquired real estate leases                          (12,513)        --        (12,513)          --            --        (12,513)
   Investment in non-consolidated REITs                     (18)        --            (18)          --            --            (18)
   Merger costs paid                                       (402)        --           (402)          --            --           (402)
   Change in deposits on real estate assets                (710)        --           (710)          --            --           (710)
   Investment in assets held for syndication             59,532         --         59,532           --            --         59,532
   Proceeds received on sales of real estate assets     112,030         --        112,030           --            --        112,030
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for)
   investing activities                                  92,552         --         92,552          (16)         (960)        91,576
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Distributions to stockholders                        (67,208)        --        (67,208)     (17,845)          361(h)     (84,692)
   Purchases of treasury shares                         (14,008)        --        (14,008)          --            --        (14,008)
   Redemption of preferred shares                            --         --             --           --        (1,241)(q)     (1,241)
   Proceeds from (payments to) bank note
      payable, net                                      (59,439)        --        (59,439)          --            --        (59,439)
   Deferred financing costs                                (108)        --           (108)          --            --           (108)
------------------------------------------------------------------------------------------------------------------------------------
      Net cash  provided by (used for)
         financing activities                          (140,763)        --       (140,763)     (17,845)         (880)      (159,488)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and
   cash equivalents                                      16,963      5,547         22,510          196        (2,834)        19,872
Cash and cash equivalents, beginning of year             52,752         --         52,752       18,706            --         71,458
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                $  69,715     $5,547      $  75,262     $ 18,902     $  (2,834)     $  91,330
====================================================================================================================================

Supplemental disclosure of cash flow information:
   Cash paid for:
     Interest                                         $   2,981     $   --      $   2,981     $     --     $      --      $   2,981
     Taxes on income                                  $     566     $   --      $     566     $     --     $      --      $     566
   Non-cash investing and financing activities:
     Assets acquired through issuance of common
       stock in the merger transaction, net           $ 153,943     $   --      $ 153,943     $     --     $ 220,849      $ 374,792

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

BASIS OF PRESENTATION

      The following unaudited pro forma condensed consolidated financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the mergers occurred as of December 31, 2005. The pro forma statements of income and the pro forma statements of cash flow are presented as if the mergers occurred as of the beginning of the periods presented.

      The mergers will be treated as a purchase of assets and each target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair value as of the effective date of the mergers as determined in accordance with generally accepted accounting principles in the United States (or "GAAP"). Pursuant to the Agreement and Plan of Merger dated March 15th, 2006 ("Plan of Merger"), the Company issued 10,972,279 shares of common stock of FSP Corp (or the "FSP Shares"), based on a share price of $20.94, as calculated on April 26th, 2006 ("the Measurement Date"). For pro forma presentation, the fair value was calculated in accordance with GAAP and was measured by the issuance of the 10,972,279 shares at a market price of $21.01 (the "Market Price"), which resulted in total stock consideration of $230,527,000; plus FSP's Corp's basis in its investment in Blue Lagoon, which was $4,130,000 as of December 31, 2005; plus $960,000 of capitalized acquistion costs paid by FSP Corp in connection with the mergers.

      The Market Value of FSP Corp.'s common stock of $21.01 is based on a volume weighted average price (or "VWAP") as reported by Bloomberg Financial Markets, which is the average price at which the FSP Shares traded in all reported public markets, adjusted for the size of each trade. It is calculated by multiplying the size of every trade by the price, taking the sum of these values, and then dividing by the total trade volume in all reported public markets between April 24, 2006 and April 28, 2006. The trades between and including these dates represent market prices for two days before, the day of, and two days following the Measurement Date, which occurred prior to the consummation of the mergers on April 30, 2006.

      The value ascribed to the net assets of the target REITs is estimated to be $235,617,000, which includes real estate assets of $225,939,000, and net current assets of $9,678,000 including cash. Other assets, net of liabilities, are expected to be immaterial. The value allocated to the assets acquired in the mergers is preliminary; the final value allocated to the assets acquired will be determined as of the actual merger date in accordance with GAAP.

PRO FORMA ADJUSTMENTS

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma condensed consolidated financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

            FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates. The taxes on income shown in the pro

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


            forma statements of income are the taxes on income of the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (b) Costs of the mergers to the target REITs are estimated at $633,000 and are reflected as paid at December 31, 2005, and are recorded as an administrative expense.

      (c) The costs of the mergers to FSP Corp. are estimated at $960,000 and are reflected as paid as of December 31, 2005 and are capitalized to the assets acquired.

      (d) The following schedule shows the merger consideration for the acquired properties and is reconciled to the purchase price of such properties (which is equal to the appraised value of such property plus capitalized merger costs attributable to such property).

                                                                     380
(in thousands)                     Willow Bend     Innsbrook     Interlocken   Blue Lagoon    Eldridge      Total
                                   -----------     ---------     -----------   -----------    --------      -----
Merger consideration                 $ 20,669       $ 50,167      $ 50,568       $ 55,159     $ 53,964    $ 230,527
FSP's Corp.'s Basis in Blue Lagoon                                                  4,130                     4,130(d3)
Capitalized merger costs                   84            203           205            244          224          960
Adjusted Cash Reserves                   (976)        (2,508)       (2,942)        (2,901)        (351)      (9,678)
                                     ------------------------------------------------------------------------------
Purchase price of properties         $ 19,777       $ 47,862      $ 47,831       $ 56,632     $ 53,837    $ 225,939
                                     ==============================================================================

            The cost of the property held by each target REIT (including capitalized merger costs of $960,000) has been allocated to real estate assets, acquired lease origination costs and acquired favorable leases. Acquired lease origination costs represent the value associated with acquiring an in-place lease (i.e. the market cost to execute a similar lease, including leasing commission, legal, vacancy and other related costs). Acquired favorable leases represents the value associated with a lease which has a rental stream with above market rates. The value assigned to buildings, land and leases approximates their fair value.

The following schedule shows the difference between historical costs (net of accumulated depreciation and amortization) of the properties and their allocated purchase price. The purchase price of the properties is determined based upon the fair value of the assets acquired. Depreciation and amortization for the target REITs is based on a preliminary allocation of the purchase price to real estate investments and to the leases acquired. The allocation is subject to change as additional information is obtained. An increase in the allocation to acquired lease origination costs will result in an increase in amortization expense. For each $1,000,000 increase in acquired real estate leases, the related pro forma amortization expense will increase by approximately $255,000 per year.

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

                                                                                                                   Depreciation
                                                                                                     Life or     and Amortization
                                                  Historical       Allocated                      Average Life      Year ended
(in thousands, except years)                       Cost, net    Purchase Price      Difference       (years)     December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------

Willow Bend
----------------------
Land                                                $  2,737      $   3,800       $  1,063              N/A          $    --
Building                                              13,402         14,905          1,503             39.0               39
Acquired real estate leases, favorable                    --             79             79              2.6               30
Acquired unfavorable real estate leases                   --           (220)          (220)             3.0              (73)
Acquired real estate leases, origination costs            --          1,213          1,213              2.3              527
                                                    --------      ---------       --------                           -------
Total                                               $ 16,139      $  19,777       $  3,638                           $   523
                                                    ========      =========       ========                           =======

Innsbrook
----------------------
Land                                                $  3,643      $   5,000       $  1,357              N/A          $    --
Building                                              31,611         39,838          8,227             39.0              211
Acquired real estate leases, favorable                    --            342            342             10.5               33
Acquired real estate leases, origination costs           781          2,682          1,901             10.5              181
                                                    --------      ---------       --------                           -------
Total                                               $ 36,035      $  47,862       $ 11,827                           $   425
                                                    ========      =========       ========                           =======

380 Interlocken
----------------------
Land                                                $  5,287      $   8,275       $  2,988              N/A          $    --
Building                                              25,537         34,706          9,169             39.0              235
Acquired real estate leases, favorable                 1,848          3,328          1,480              4.0              370
Acquired real estate leases, origination costs           352          1,522          1,170              3.5              334
                                                    --------      ---------       --------                           -------
Total                                               $ 33,024      $  47,831       $ 14,807                           $   939
                                                    ========      =========       ========                           =======

Blue Lagoon
----------------------
Land                                                $  5,463      $   6,350       $    887              N/A          $    --
Building                                              39,368         46,663          7,295             39.0              187
Acquired real estate leases, favorable                    --          2,394          2,394              2.4              998
Acquired real estate leases, origination costs           616          1,225            609              2.4              254
                                                    --------      ---------       --------                           -------
Total                                               $ 45,447      $  56,632       $ 11,185                           $ 1,439
                                                    ========      =========       ========                           =======

Eldridge
----------------------
Land                                                $  2,356      $   3,900       $  1,544              N/A          $    --
Building                                              31,429         44,191         12,762             39.0              327
Acquired real estate leases, favorable                    --          2,087          2,087              5.8              360
Acquired real estate leases, origination costs         1,165          3,659          2,494              5.8              430
                                                    --------      ---------       --------                           -------
Total                                               $ 34,950      $  53,837       $ 18,887                           $ 1,117
                                                    ========      =========       ========                           =======

Total
----------------------
Land                                                $ 19,486      $  27,325       $  7,839              N/A          $    --
Building                                             141,347        180,303         38,956             39.0              999(d6)
                                                    --------      ---------       --------                           -------
   Real estate assets, net                           160,833        207,628         46,795(d1)                           999

Acquired real estate leases, favorable                 1,848          8,230          6,382(d2)     2.4-10.5            1,791(d5)
Acquired unfavorable real estate leases                   --           (220)          (220)(d4)         3.0              (73)(d5)
Acquired real estate leases, origination costs         2,914         10,301          7,387(d2)     2.4-10.5            1,726(d7)
                                                    --------      ---------       --------                           -------
Total                                               $165,595      $ 225,939       $ 60,344                           $ 4,443
                                                    ========      =========       ========                           =======

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (e) Management fees of $264,000 charged by FSP Corp. to the target REITs for the year ended December 31, 2005 have been eliminated from revenue and expenses.

      (f) Based on the assumption that the market value of the FSP common stock is $21.01, the weighted average stock price of the FSP common stock based on the stocks trading activity from April 24, 2006 to April 28, 2006 and 10,972,279 shares of FSP common stock will be issued in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers. Stockholders' equity will be adjusted by the net difference between the assets and liabilities acquired in the merger. The following schedule shows a reconciliation detailing the adjustments to additional paid-in-capital.

                                                    FSP              Target
                                                    Corp              REIT           Total
                                                  ---------        ---------       ---------

      Additional paid-in-capital:
      FSP Corp:
      Total excess of Allocated Purchase
         Price over Historical Cost                 $60,344
      Less Investment in non-consolidated REIT       (4,130)
      Less Estimated Merger Costs                      (960)
                                                   --------
                                                     55,254                         $55,254
      Adjustment to record Par Value                     (1)                             (1)

      Target REITS:
      Adjustments for:
      Estimated Merger Costs                                       $   (633)           (633)
      Straight-line rent receivables                                 (1,791)         (1,791)
      Deferred leasing commissions, net                                (771)           (771)
      Distribution payable                                           (4,052)         (4,052)
      Distributions in excess of earnings                           (19,400)        (19,400)
                                                 ---------------------------------------------
                                                    $55,253        $(26,647)        $28,606
                                                 =============================================

      (g) The $248,000 of equity in earnings of non-consolidated REITs for the year ended December 31, 2005 related to FSP Corp.'s investment in Blue Lagoon has been eliminated from revenue.

      (h) The $361,000 of distributions from non-consolidated REITs for the year ended December 31, 2005 related to FSP Corp.'s investment in Blue Lagoon has been eliminated.

      (i) The Discontinued Operations Proforma Adjustment reflects the adjustments needed to classify one property as an Asset Held for Sale.

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (j) The 2005 Merger Pro Forma Adjustment represents pro forma revenue and expenses for the period January 1, 2005 to April 30, 2005 from the 4 Sponsored REITs that were acquired by merger with FSP Corp. effective May 1, 2005 and are summarized below:

                                                          For the period
            (unaudited)                                   January 1, 2005
            (in thousands)                               to April 30, 2005
                                                        --------------------

            Revenue                                           $    6,555
            Real estate operating expenses                        (1,555)
            Real estate taxes and insurance                         (818)
            Depreciation and amortization                         (1,648)
            Interest income                                          112
                                                              ------------
            Net income                                        $    2,646
                                                              ============

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (k) The following table combines the historical balance sheets of the target REITs as of December 31, 2005. Certain amounts from the Target REITs have been reclassified to conform with FSP Corp.'s presentation.

(in thousands)
                                                                              380
                                             Willow Bend    Innsbrook      Interlocken   Blue Lagoon      Eldridge          Total
                                             -----------    ---------      -----------   -----------      --------          -----
Assets:
Land                                          $  2,737       $  3,643       $  5,287       $  5,463       $  2,356       $  19,486
Building                                        15,497         33,737         27,223         41,684         33,054         151,195
                                              --------       --------       --------       --------       --------       ---------
Real estate investments, cost                   18,234         37,380         32,510         47,147         35,410         170,681
  Less accumulated depreciation                  2,095          2,126          1,686          2,316          1,625           9,848
                                              --------       --------       --------       --------       --------       ---------
Real estate investments, net                    16,139         35,254         30,824         44,831         33,785         160,833

Acquired lease origination costs, net               --            781          2,200            616          1,165           4,762
Cash and equivalents                             1,718          3,660          5,034          4,641          3,849          18,902
Restricted cash                                    129             --             39             --             --             168
Tenant rent receivable, net                         47             --            242             --             19             308
Step rent receivable, net                          509            310            247            304            421           1,791
Prepaid expenses                                    23            109            104             41             23             300
Deferred leasing commissions, net                  356             --              8             --            407             771
                                              --------       --------       --------       --------       --------       ---------
    Total assets                              $ 18,921       $ 40,114       $ 38,698       $ 50,433       $ 39,669       $ 187,835
                                              ========       ========       ========       ========       ========       =========

Liabilities and stockholders' Equity:
Accounts payable and accrued expenses         $    433       $    646       $  1,309       $    502       $  1,016       $   3,906
Tenant security deposits                           129             --             39             --             --             168
                                              --------       --------       --------       --------       --------       ---------
    Total liabilities                              562            646          1,348            502          1,016           4,074
                                              --------       --------       --------       --------       --------       ---------

Stockholders' equity
Preferred stock                                     --             --             --             --             --              --
Common stock                                        --             --             --             --             --              --
Additional paid in capital                      18,900         43,607         44,092         55,035         41,527         203,161
Retained deficit and distributions in
  excess of earnings                              (541)        (4,139)        (6,742)        (5,104)        (2,874)        (19,400)
                                              --------       --------       --------       --------       --------       ---------
    Total stockholders' equity                  18,359         39,468         37,350         49,931         38,653         183,761
                                              --------       --------       --------       --------       --------       ---------

Total liabilities & stockholders' equity      $ 18,921       $ 40,114       $ 38,698       $ 50,433       $ 39,669       $ 187,835
                                              ========       ========       ========       ========       ========       =========

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (l) The following table combines the historical operations of the target REITs for the year ended December 31, 2005.

(in thousands)
                                                                  380
                                  Willow Bend     Innsbrook    Interlocken   Blue Lagoon     Eldridge        Total
                                  -----------     ---------    -----------   -----------     --------        -----

Revenue:
Rental                               $  2,129      $  5,591      $  6,100      $  5,371      $  6,452      $ 25,643
                                     --------      --------      --------      --------      --------      --------
Total revenue                           2,129         5,591         6,100         5,371         6,452        25,643
                                     --------      --------      --------      --------      --------      --------

Expenses:
Rental operating expenses                 860         1,528         1,442           325           935         5,090
Real estate taxes and insurance           334           416         1,283           643           926         3,602
Depreciation and amortization             677         1,066           948         1,439         1,100         5,230
                                     --------      --------      --------      --------      --------      --------
Total expenses                          1,871         3,010         3,673         2,407         2,961        13,922
                                     --------      --------      --------      --------      --------      --------

Income before interest                    258         2,581         2,427         2,964         3,491        11,721
Interest income                            48            63           111            95            67           384
                                     --------      --------      --------      --------      --------      --------
Net income                           $    306      $  2,644      $  2,538      $  3,059      $  3,558      $ 12,105
                                     ========      ========      ========      ========      ========      ========

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (m) Distribution payable - The value ascribed to the net assets of the Target REITs includes real estate assets and net current assets that include cash. A final dividend was estimated to be paid to the shareholders of the target REITs, prior to the merger as of the date of the pro forma balance sheet for the target REITs, and is shown in the following table. The actual final dividend will consider earnings through March 31, 2006, cash available for distribution and other factors and may differ.

                  380 Interlocken               $  994
                  Blue Lagoon                    1,149
                  Eldridge                       1,121
                  Innsbrook                        483
                  Willow Bend                      305
                                               -------
                      Total                     $4,052
                                               =======

      (n) The cumulative unbilled straight-line rents of the target REITs will be eliminated at acquisition.

      (o) The cumulative net deferred leasing costs of the target REITs will be eliminated at acquisition.

      (p) The cumulative deficit of the target REITs will be eliminated at acquisition.

      (q) Cash redemption of 10 preferred shares by FSP Eldridge Green Corp. prior to merger.

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (r) The following table combines the historical cash flows for the target REITs for the year ended December 31, 2005. Certain amounts from the Target REITs have been reclassified to conform with FSP Corp.'s presentation.

                                                                Willow                    380        Blue
(in thousands)                                                   Bend     Innsbrook   Interlocken   Lagoon     Eldridge      Total
--------------                                                   ----     ---------   -----------   ------     --------      -----

Cash flows from operating activities:
   Net income  (loss)                                           $   306    $ 2,644      $ 2,538     $ 3,059     $ 3,558    $ 12,105

   Adjustments to reconcile net income (loss)
     to net cash provided by (used for)
     operating activities:
       Depreciation and amortization expense                        677      1,066          948       1,439       1,100       5,230
       Amortization of above market lease                            --         --        1,304          --          --       1,304
  Changes in operating assets and liabilities:
     Restricted cash                                                125         --           (7)         --          --         118
     Tenant rent receivables, net                                    (4)        24         (212)         --         (10)       (202)
     Straight-line rents, net                                       (29)       (84)         (39)        (61)       (175)       (388)
     Prepaid expenses and other assets, net                          (9)         9           (1)        (19)         23           3
     Accounts payable and accrued expenses                           62         57           91         328        (523)         15
     Tenant security deposits                                      (125)        --            7          --          --        (118)
  Payment of deferred leasing commissions                            (1)        --           (9)         --          --         (10)
                                                                -------    -------      -------     -------     -------    --------

        Net cash provided by (used for)
           operating activities                                   1,002      3,716        4,620       4,746       3,973      18,057
                                                                -------    -------      -------     -------     -------    --------

Cash flows from investing activities:
      Purchase of real estate assets and related leases,
         office computers and furniture, capitalized
         merger costs                                                --         --          (16)         --          --         (16)
                                                                -------    -------      -------     -------     -------    --------

      Net cash provided by (used for) investing activities           --         --          (16)         --          --         (16)
                                                                -------    -------      -------     -------     -------    --------

Cash flows from financing activities:
      Distributions to stockholders                                (967)    (3,639)      (4,700)     (4,388)     (4,151)    (17,845)
                                                                -------    -------      -------     -------     -------    --------

      Net cash  provided by (used for) financing activities        (967)    (3,639)      (4,700)     (4,388)     (4,151)    (17,845)
                                                                -------    -------      -------     -------     -------    --------

Net increase in cash and cash equivalents                            35         77          (96)        358        (178)        196
Cash and cash equivalents, beginning of period                    1,683      3,583        5,130       4,283       4,027      18,706
                                                                -------    -------      -------     -------     -------    --------

Cash and cash equivalents, end of period                        $ 1,718    $ 3,660      $ 5,034     $ 4,641     $ 3,849    $ 18,902
                                                                =======    =======      =======     =======     =======    ========

                           COMPARATIVE PER SHARE DATA

               The following tables present on a per share basis:

      (a) Basic and diluted net income per share, book value per share, and dividends per share declared for FSP Corp. and each of the target REITs on a historical basis.

      (b) Consolidated pro forma basic and diluted net income per share, book value per share and dividends per share for FSP Corp. This table shows the effect of the mergers from the perspective of an owner of one share of FSP common stock.

      (c) Equivalent pro forma basic and diluted net income per share, equivalent pro forma book value per share and equivalent pro forma dividends per share for each of the target REITs. This table shows the effect of the mergers from the perspective of an owner of one share of stock of a Target REIT. The consolidated pro forma data are multiplied by the number of shares of FSP common stock issuable in exchange for each share of target stock, also known as the exchange ratio, as shown in the following table:

          Target REIT                            Exchange Ratio
          -----------                            --------------
          Willow Bend                               4,775.55
          Innsbrook                                 5,026.89
          380 Interlocken                           5,014.33
          Blue Lagoon                               4,775.55
          Eldridge                                  5,804.53

      The pro forma financial data and equivalent pro forma data are unaudited and are not necessarily indicative of the operating results that would have been achieved had the mergers occurred as of the beginning of the period and should not be construed as representative of future operations.

      FSP Corp. calculates historical book value per share by dividing stockholders' equity by the number of shares of common stock (or preferred stock, in the case of the target REITs) outstanding at the end of each period.

      FSP Corp. calculates consolidated pro forma net income per share data for FSP Corp. as if the mergers occurred on January 1, 2005 and resulted in weighted average shares of 71,431,000 for the year ended December 31, 2005, based on the assumption that the market value of the FSP common stock is $21.55, the last sale price of the FSP common stock on March 21, 2006.

      FSP Corp. calculates consolidated pro forma book value per share data for FSP Corp. as if the mergers occurred on December 31, 2005 and resulted in an ending number of shares of 70,767,000, based on the assumption that the market value of the FSP common stock is $21.01, the weighted average stock price of the FSP common stock based on the stocks trading activity from April 24, 2006 to April 28, 2006 and 10,972,279 shares of FSP common stock was issued in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers.

      FSP Corp. calculates consolidated pro forma dividends per share by adding the total dividends paid by FSP Corp. plus dividends paid by the target REITs and dividing this sum by 71,431,000 shares, based on the assumption that FSP issued 10,792,279 of common stock in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers as shown in the following table:

                                             For the Year
                                                Ended
      (in thousands)                       December 31, 2005
      ---------------------------------------------------------

      FSP Corp.                               $67,208
      Willow Bend                                 967
      Innsbrook                                 3,639
      380 Interlocken                           4,700
      Blue Lagoon                               4,388
      Eldridge                                  4,151
                                             ---------

          Total                               $85,053
                                             =========

      FSP Corp. calculates equivalent pro forma net income per share for each target REIT by multiplying the consolidated pro forma net income per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma book value per share for each target REIT by multiplying the consolidated pro forma book value per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma dividends per share for each target REIT by multiplying the consolidated pro forma dividends per share by the exchange ratio.

      For the purposes of the consolidated pro forma net income per share and book value per share data, FSP Corp.'s historical financial data have been consolidated with the target REITs' financial data.

                                                        Pro forma     Pro forma
                                          Historical   Consolidated   Equivalent
                                          ----------   ------------   ----------
Net income (loss) per share
  basic and diluted
    FSP Corp.                                 $ 1.32      $ 1.18      $    --

    Willow Bend                                1,485          --        5,635
    Innsbroook                                 5,566          --        5,932
    380 Interlocken                            5,288          --        5,917
    Blue Lagoon                                5,107          --        5,635
    Eldridge                                   7,863          --        6,849

Book value per share
    FSP Corp.                                 $11.06      $12.61      $    --

    Willow Bend                               89,121          --       60,220
    Innsbroook                                83,091          --       63,389
    380 Interlocken                           77,813          --       63,231
    Blue Lagoon                               83,357          --       60,220
    Eldridge                                  85,421          --       73,195

Dividends declared per share
    FSP Corp.                                 $ 1.24      $ 1.19      $    --

    Willow Bend                                4,694          --        5,683
    Innsbroook                                 7,661          --        5,982
    380 Interlocken                            9,792          --        5,967
    Blue Lagoon                                7,326          --        5,683
    Eldridge                                   9,173          --        6,907